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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

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                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)         May 14, 1998
                                                 ------------------------------


                         InSight Health Services Corp.
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               (Exact name of registrant as specified in charter)


           Delaware                   0-28622             33-0702770
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   (State or other jurisdiction     (Commission         (I.R.S. Employer
         of incorporation)          file number)        Identification No.)


       4400 MacArthur Boulevard, Suite 800, Newport Beach, CA   92660
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       (Address of principal executive offices)               (Zip Code)


                                 (949) 476-0733
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              Registrant's telephone number, including area code


                                        N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS

On May 14, 1998, InSight Health Services Corp., a Delaware corporation ("Registrant"), issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended, announcing that it intended to raise approximately $100 million pursuant to a private placement of senior subordinated notes, subject to market and other conditions. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)-(b) Not applicable

(c)     Exhibits.

           99.1   Press Release dated May 14, 1998 (filed herewith).




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 3, 1998

                                       INSIGHT HEALTH SERVICES CORP.


                                       By: /s/ E. Larry Atkins
                                          -------------------------------------
                                          E. Larry Atkins
                                          President and Chief Executive Officer



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                                 EXHIBIT INDEX

                                                               SEQUENTIALLY
EXHIBIT NO.     DOCUMENT DESCRIPTION                          NUMBERED PAGE
-----------     --------------------                          -------------


   99.1         Press Release dated May 14, 1998.